EXHIBIT 10.2

                                AMENDMENT SIX TO
                        ADMINISTRATIVE SERVICES AGREEMENT


THIS SIXTH AMENDMENT TO THE ADMINISTRATIVE SERVICES AGREEMENT is effective as indicated herein, by and between TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY, hereinafter referred to as "Transamerica," a North Carolina corporation, and LEGACY MARKETING GROUP, hereinafter referred to as "LMG," a California corporation.

WHEREAS, Transamerica and LMG entered into an Administrative Services Agreement, dated May 29, 1998, as amended, hereinafter referred to as the "Agreement," wherein LMG agreed to provide certain Transamerica accounting and service functions in consideration of the fees as set forth in APPENDIX B of the Agreement.


NOW, THEREFORE, in consideration of the foregoing recitals and mutual promises hereinafter contained and other good and valuable consideration, the parties hereto do agree as follows:

1. The Policy Forms table in APPENDIX A is restated & amended to include new business Discontinuance Dates as follows. No new policies may be issued for applications received on or after the discontinuance date. For the products earmarked to be withdrawn effective March 3rd, 2003 in the case of 1035 exchanges and other transfers between financial institutions, the application and completed exchange transfer paperwork must be received by March 3rd, 2003 and the transferred funds completed by June 6th, 2003 in order for the policy to be issued. Notwithstanding the foregoing, LMG shall continue to provide administrative services for such policies.

----------------------------- ------------------------------ ----------------- ----------------------

PRODUCT NAME                  POLICY FORM NUMBERS*           EFFECTIVE DATES   DISCONTINUANCE DATES
-----------------------------------------------------------------------------------------------------
SelectMark(R) Series
----------------------------- ------------------------------ ----------------- ----------------------
SelectMark(R)5 75/25          T-CTMY0298-5-75/25;            5/29/98           3/3/03
                              T-PTMY0298-5-7525
----------------------------- ------------------------------ ----------------- ----------------------
SelectMark(R)7 75/25          T-CMY0799-7-75/25;             10/18/99          3/3/03
                              T-PMY0799-7-75/25
----------------------------- ------------------------------ ----------------- ----------------------
SelectMark(R)10 75/25         T-CTMY0298-10-75/25;           5/29/98           3/3/03
                              T-PTMY0298-10-75/25
-----------------------------------------------------------------------------------------------------
SelectMark(R)  Secure Series
----------------------------- ------------------------------ ----------------- ----------------------
SelectMark(R)5 Secure         T-CTMY0298-5-50/50;            7/10/2000         3/3/03
(formerly known as the        T-PTMY0298-5-50/50             (5/29/98 for
SelectMark(R)5 50/50)                                        SelectMark(R)5
                                                             50/50)
----------------------------- ------------------------------ ----------------- ----------------------
SelectMark(R)7 Secure         T-CMY0799-7-50/50;             7/10/2000         3/3/03
(formerly known as the        T-PMY0799-7-50/50              (10/18/99 for
----------------------------- ------------------------------ ----------------- ----------------------

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

----------------------------- ------------------------------ ----------------- ----------------------
SelectMark(R)7 50/50)                                        SelectMark(R)7
                                                             50/50)
-----------------------------------------------------------------------------------------------------
SelectMark(R) Special Edition Series
----------------------------- ------------------------------ ----------------- ----------------------
Selectmark(R)5 Special        T-PSMSE-0801-5                 01/02/02          3/3/03
Edition                       T-CSMSE-0801-5
----------------------------- ------------------------------ ----------------- ----------------------
SelectMark(R)7 Special        T-CMY0799-7-100;               10/18/99          3/3/03
Edition                       T-PMY0799-7-100
----------------------------- ------------------------------ ----------------- ----------------------
SelectMark(R) 7 Special       T-CEIA-0500-7                  7/26/2000         3/3/03
Edition Equity Index
Strategy
----------------------------- ------------------------------ ----------------- ----------------------
SelectMark(R)10 Special       T-CTMY0298-10-50/50;           2/9/99            3/3/03 for all
Edition (formerly known as    T-PTMY0298-10-50/50            5/29/98 for       states  except
the Select Mark(R)10 50/50)                                  SelectMark(R)10   Florida.
                                                             50/50)            9/1/03 for plan codes
                                                                               ARIH52 & ARIR52 in
                                                                               Florida**
----------------------------- ------------------------------ ----------------- ----------------------
SelectMark(R)10 Special       T-CMY1099-10-100;              4/6/2000          3/3/03
Edition with STS              T-PMY1099-10-100
----------------------------- ------------------------------ ----------------- ----------------------
SelectMark(R) 10 Special      T-CEIA-0500-10;                7/26/2000         3/3/03
Edition Equity Index          T-PEIA-0500-10
Strategy
----------------------------- ------------------------------ ----------------- ----------------------
SelectMark(R)10 Special       T-CEIA-0500-10STS;             7/26/2000         3/3/03
Edition with STS and Equity   T-PEIA-0500-10STS
Index Strategy
----------------------------- ------------------------------ ----------------- ----------------------
Selectmark(R)Special          T-C-SMSE-0402-10-4;             04/30/02         9/1/03**
Edition Plus 4                T-P-SMSE-0402-10-4
----------------------------- ------------------------------ ----------------- ----------------------
Selectmark(R)Special          T-C-SMSE-0402-10-0;             05/06/02         3/3/03
Edition Plus                  T-P-SMSE-0402-10-0
-----------------------------------------------------------------------------------------------------
SelectMark(R) Elite Series
----------------------------- ------------------------------ ----------------- ----------------------
SelectMark(R)5 Elite          T-C390-0701-5;                 9/1/01            9/1/03**
                              T-P390-0701-5
----------------------------- ------------------------------ ----------------- ----------------------
SelectMark(R)7 Elite          T-C390-0701-7;                 9/1/01            9/1/03**
                              T-P390-0701-7
----------------------------- ------------------------------ ----------------- ----------------------
SelectMark(R)10 Elite         T-C390-0701-10;                9/1/01            9/1/03**
                              T-P390-0701-10
-----------------------------------------------------------------------------------------------------
PreferMark Series
----------------------------- ------------------------------ ----------------- ----------------------
PreferMark Platinum           T-CMY0500-9;                   7/26/2000
                              T-PMY0500-9
----------------------------- ------------------------------ ----------------- ----------------------
PreferMark Gold               T-CMY0500-10;                  7/26/2000
                              T-PMY0500-10
-----------------------------------------------------------------------------------------------------
Riders
----------------------------- ------------------------------ ----------------- ----------------------
Beneficiary Rider             T-CBR-0799;                    10/18/99
                              T-PBR-0799
----------------------------- ------------------------------ ----------------- ----------------------
Beneficiary Rider Plus        T-PBRII-0400;
                              T-CBRII-0400                   7/26/2000
----------------------------- ------------------------------ ----------------- ----------------------

*    Including  all  State   required   variations   of  the  above   referenced
     products/policy form numbers

** Transamerica and LMG may determine that this date may need to be changed depending on how other product development efforts progress. Any such change shall be set forth in a separate written agreement or amendment.

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

2.   The third sentence of Section 4.3(a) is hereby amended to read as follows:

     "LMG and Transamerica shall, if required by law or governmental regulation, provide fifteen days' written notice of termination or cancellation or any other change in the Agreement to the appropriate Departments of Insurance.

3. Appendix D, "Schedule of Authorized Personnel, Representing Transamerica, Authorized to provide day to day direction of LMG employees for items not covered in this Agreement" is hereby amended to read as follows:

   Ken Kilbane
   Caroline Kirst
   Jeff Aaron
   Nancy DeWitt

IN WITNESS HEREOF, the parties have hereto executed this Agreement.


LEGACY MARKETING GROUP


By: /s/ Don Dady
Title: VP of Marketing
Date:  May 6, 2003


TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY

By: /s/ Ken Kilbane
Title: VP Legacy Marketing Sales
Date:  May 7, 2003

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